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                                                                  Conformed Copy
                                                                    Exhibit 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 2, 1998 on our audit of the consolidated financial statements of POINT PLASTICS, INC. AND SUBSIDIARY included in Synetic, Inc.'s Form 8-K dated July 29, 1998, into this amendment to the registration statement on Form S-3 and to all references to our Firm in this amendment to the registration statement.


                                    /S/ LINKENHEIMER LLP


Santa Rosa, California
February 4, 1999